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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Francis Barton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Atmel Corporation on Form 10-Q for the quarterly period ended June 30, 2004 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Atmel Corporation.

   AUGUST 6, 2004                     By: /S/  FRANCIS BARTON
                                          ---------------------
                                      Name: Francis Barton
                                      Title: Executive Vice President & Chief
                                             Financial Officer